Supplemental Information Quarter Ended June 30, 2017  Supplemental Information  Quarter Ended June 30, 2017 A NATIONAL MULTI-FAMILY EQUITY REIT SERVING OUR CUSTOMERS FOR OVER 35 YEARS

2 Table of Contents Description Page # Table of Contents 2 Disclosure 3 Company Profile 4 Market Information, Per Share Data and Portfolio Data 5 Consolidated Balance Sheets 6 Consolidated Statements of Operations 7 Acquisitions and Sales 8 FFO/AFFO 9 Debt Information 10 Portfolio Summary Data 11 Net Operating Income - Quarterly 13 Net Operating Income – Prior Fiscal Year 14 Reconciliation of Net (Loss) Income to Net Operating Income 15 Definitions 16

The information set forth herein contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking information that is included herein that are not historical facts is subject to a number of risks and uncertainties, and actual results may differ materially. The actual results realized by the Company could differ materially from the information included herein, depending in particular upon the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission (SEC), as amended. Existing and prospective investors are cautioned not to place undue reliance on this forward-looking information, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise. Our fiscal year ends on September 30 and unless otherwise indicated, all references to a quarter or year refer to the applicable fiscal quarter or year. 3 Forward Looking Information

4 We are an internally managed real estate investment trust, also known as a REIT, that is primarily focused on the ownership, operation and development of multi-family properties. These activities are primarily conducted through joint ventures in which we typically have a majority equity interest in the entity owning the property. At June 30, 2017, we own 35 multi-family properties with an aggregate of 9,890 units, including 445 units at two properties in lease up and 402 units at a property under construction, located in 11 states. Many of our properties are located in the Southeast United States and Texas. We commenced our multi-family activities in March 2012. Company Profile

2017 2016 2016 2015 2014 Market Information Market capitalization 110,236,744$ 99,434,707$ 111,190,680$ 99,976,487$ 107,273,903$ Shares outstanding 14,025,031 13,906,952 13,898,835 14,101,056 14,303,187 Closing share price 7.86$ 7.15$ 8.00$ 7.09$ 7.50$ Portfolio Multi family properties owned 35 31 33 28 27 Units 9,890 8,973 9,420 8,300 7,609 Average occupancy (1) 94.0% 94.1% 92.8% 94.5% 94.0% Average monthly rental revenue per occupied unit (1) 936$ 854$ 852$ 810$ 785$ for the quarter 2017 (Unaudited) 2016 (Unaudited) 2016 2015 2014 Per Share Data Earnings per share (basic and diluted) (0.24)$ 0.39$ 2.23$ (0.17)$ (0.66)$ FFO per common share (2) 0.19$ 0.13$ 0.47$ 0.24$ 0.16$ AFFO per common share (2) 0.23$ 0.17$ 0.78$ 0.36$ 0.28$ (1) Weighted average rent and occupancy excludes properties in lease up. (2) See the reconciliation of Funds From Operations and Adjusted Funds From Operations to net (loss) income, as calculated in accordance with GAAP, at page 9, and definitions of such terms at page 16. As of June 30, As of September 30, Quarter ended June 30 Year ended September 30, Market Information, Per Share Data, and Portfolio Data 5

2016 2015 2014 Assets Real estate properties, net of accumulated depreciation 890,100$ 759,576$ 591,727$ 635,612$ Real estate loan 5,650 19,500 - - Cash and cash equivalents 9,795 27,399 15,556 23,181 Restricted cash 5,791 7,383 6,518 32,390 Deposits and escrows 26,407 18,972 12,782 12,273 Investment in unconsolidated joint ventures 14,134 298 - - Other Assets 5,992 7,775 6,882 29,147 Assets of discontinued operations - - 163,545 2,017 Real estate properties held for sale 21,515 33,996 23,859 - Total Assets 979,384$ 874,899$ 820,869$ 734,620$ Liabilities and equity Liabilities Mortgage payable, net of deferred costs 691,337$ 588,457$ 451,159$ 482,406$ Junior subordinated ntoes, net of deferred costs 37,013 36,998 36,978 37,400 Accounts payable and accrued liabilities 17,095 20,716 14,780 15,185 Liabilities of discontinued operations - - 138,530 30,990 Mortgage payable held for sale - 27,052 19,248 - Total liabilities 745,445 673,223 660,695 565,981 Equity 133 - - - Shares of beneficial interest $3 per value - 39,696 40,285 40,965 Additional paid in capital 201,776 161,321 161,842 166,209 Accumulated other comprehensive income (loss) 1,019 (1,602) (58) (8) Accumulated deficit (39,986) (48,125) (79,414) (77,026) Total BRT Apartments Corp. stockholders' equity 162,942 151,290 122,655 130,140 Non-controlling interests 70,997 50,386 37,519 38,499 Total Equity 233,939 201,676 160,174 168,639 Total Liabilities and Equity 979,384$ 874,899$ 820,869$ 734,620$ June 30 September 30, 2017 (Unaudited) Common Stock, $.01 par value, 300,000 shares authorized; 13,336 shares issued at June 30, 2017 Consolidated Balance Sheets (Dollars in thousands) 6

2017 (Unaudited) 2016 (Unaudited) 2016 2015 2014 Revenues Rental and other revenue from real estate properties 26,673$ 23,679$ 90,945$ 77,023$ 61,725$ Other income 188 608 3,319 72 88 Total revenues 26,861 24,287 94,264 77,095 61,813 Expenses Real estate operating expenses 13,283 11,986 43,262 38,609 32,984 Interest expense 7,180 6,014 23,878 19,297 16,434 Advisor's fees, related party - - 693 2,448 1,801 Property acquisition costs - 1,408 3,852 1,885 2,542 General and administrative 2,309 2,373 8,536 6,683 6,324 Depreciation 7,561 5,871 23,180 18,454 13,945 Total expenses 30,333 27,652 103,401 87,376 74,030 Total revenues less total expenses (3,472) (3,365) (9,137) (10,281) (12,217) Equity in loss of unconsolidated joint ventures (307) - - - - Gain on sale of real estate - 10,263 46,477 15,005 - Gain on sale of partnership interest - 386 386 - - Loss on extinguishment of debt - - (4,547) - - (Loss) income from continuing operations (3,779) 7,284 33,179 4,724 (12,217) Provision for taxes 41 - 700 - - (Loss) income from continuing operations, net of taxes (3,820) 7,284 32,479 4,724 (12,217) Discontinued operations: Loss from discontinued operations - - (2,788) (6,329) (3,949) Gain on sale of partnership interest - - 15,467 - - Income (loss) from discontinued operations - - 12,679 (6,329) (3,949) Net (loss) income (3,820) 7,284 45,158 (1,605) (16,166) Loss (income) attributable to non-controlling interests 418 (1,804) (13,869) (783) 6,712 Net (loss) income attributable to common shareholders (3,402)$ 5,480$ 31,289$ (2,388)$ (9,454)$ Year ended September 30,Quarter ended June 30, Consolidated Statements of Operations (Dollars in thousands) 7

Acquisitions Location Purchase Date No. of Units Contract Purchase Price Acquisition Mortgage Debt Initial BRT Equity Ownership Percentage Capitalized Acquisition Costs Creve Coeur, MO 4/4/2017 174 39,600$ 29,000$ 9,408$ 78.0% 569$ Nashville, TN (1) 6/2/2017 402 5,228 - 4,800 58.0% - Dallas, TX 6/29/2017 509 85,698 55,200 16,200 50.0% 992 1085 130,526$ 84,200$ 30,408$ 1,561$ (1) Represents the purchase of a 44 acre parcel of land on which 402 units are to be constructed Dispositions Subsequent to June 30, 2017 Location Purchase Date No. of Units Sales Price Estimated gain BRT Portion of Estimated gain Mortgage Prepayment Charge BRT Portion of Mortgage Prepayment Charge Humble, TX 7/11/2017 160 11,300$ 4,700$ 2,900$ 195$ 119$ Humble, TX 7/11/2017 260 18,000 7,700 4,700 305 186 Pasadena, TX 7/28/2017 144 9,750 4,300 1,700 162 67 39,050$ 16,700$ 9,300$ 662$ 372$ Acquisitions and Sales – Quarter ended June 30, 2017 (Dollars in thousands) 8

2017 (Unaudited) 2016 (Unaudited) 2016 2015 2014 GAAP Net (loss) income attributable to common stockholders (3,402)$ 5,480$ 31,289$ (2,388)$ (9,454)$ Add: depreciation of properties 7,561 5,871 24,329 20,681 15,562 Add: our share of depreciation in unconsoliated joint ventures 308 5 20 20 20 Add: amortization of deferred leasing costs - - 15 71 62 Deduct: gain on sales of real estate and partnership interests - (10,649) (62,329) (15,005) - Adjustment for non-controlling interest (1,834) 1,091 13,319 221 (4,012) Funds from operations (FFO) attributable to 2,633 1,798 6,643 3,600 2,178 common stockholders Adjust for straight line rent accruals (10) (1) (200) (411) (542) Add: loss on extinguishment of debt - - 4,547 - - Add: amortization of restricted stock and RSU expense 353 271 1,005 906 805 Add: amortization of deferred mortgage costs 349 248 1,645 2,242 1,825 Adjustment for non-controlling interest (72) (49) (2,729) (703) (424) Adjusted funds from operations (AFFO) 3,253$ 2,267$ 10,911$ 5,634$ 3,842$ attributable to common stockholders Per Share data GAAP Net (loss) income attributable to common stockholders (0.24)$ 0.39$ 2.23$ (0.17)$ (0.66)$ Add: depreciation of properties 0.54 0.42 1.74 1.46 1.10 Add: our share of depreciation in unconsoliated joint ventures 0.02 - - - - Add: amortization of deferred leasing costs - - - - - Deduct: gain on sales of real estate and partnership interests - (0.76) (4.45) (1.07) - Adjustment for non-controlling interest (0.13) 0.08 0.95 0.02 (0.28) Funds from operations (FFO) attributable to 0.19 0.13 0.47 0.24 0.16 common stockholders Adjust for straight line rent accruals - - (0.01) (0.04) (0.04) Add: loss on extinguishment of debt - - 0.32 - - Add: amortization of restricted stock and RSU expense 0.03 0.02 0.07 0.07 0.06 Add: amortization of deferred mortgage costs 0.02 0.02 0.12 0.16 0.13 Adjustment for non-controlling interest (0.01) - (0.19) (0.07) (0.03) Adjusted funds from operations (AFFO) 0.23$ 0.17$ 0.78$ 0.36$ 0.28$ attributable to common stockholders Quarter Ended June 30, Year ended September 30, Funds From Operations/Adjusted Funds From Operations (Dollars in thousands, except per share amounts) 9

10 Debt Information at June 30, 2017 (Dollars in thousands) Mortgage Debt Year Total Principal Payments Scheduled Amortization Principal Payments Due at Maturity Percent of Total Payments Due At Maturity Weighted Average Interest Rate (a) 2017 1,542$ 1,542 - - - 2018 35,297 6,297 29,000 5% 3.67% 2019 75,977 6,464 69,513$ 11% 4.10% 2020 59,579 6,812 52,767 8% 3.21% 2021 22,077 8,075 14,002 2% 4.29% Thereafter 503,619 45,044 458,575 74% 4.21% Total 698,091$ 74,234$ 623,857$ 100% (a) Weighted average relating only to balloon payments due at maturity date. Weighted Average Remaining Term to Maturity 7.0 years Weighted Average Interest Rate 4.08% Debt Service Coverage Ratio (1) 1.38 (1) Defined as net operating income ("NOI") divided by total debt service. Refer to reconciliation of net (loss) income to NOI at page 15 and definitions of such terms at page 16. Junior Subordinated Notes Principal Balance 37,400$ Interest Rate 3 month LIBOR + 2.00% (i.e, 3.17%) Maturity April 30, 2036

Portfolio Summary State Number of Properties Number of Units Average monthly rent per occupied unit for the quarter Average monthly occupancy for the quarter Texas 12 3,259 924$ 92.5% Georgia 4 959 935 95.2% Florida 3 1,026 1,151 93.7% South Carolina 3 683 1,018 94.7% (1) Alabama 2 826 727 94.2% Missippippi 2 776 860 96.5% Tennessee 2 702 1,037 (2) 95.8% (2) Missouri 4 775 1,019 95.2% (1) Indiana 1 400 644 90.7% Ohio 1 264 814 96.7% Virginia 1 220 1,280 95.7% Total / Weighted Average 35 9,890 936$ 94.0% (1) Weighted average occupancy excludes 445 units at two properties in lease up stage. (2) Weighted average rent and occupancy excludes a 402 unit property under construction. At June 30, 2017 For the Quarter Ended June 30, 2017 11

Quarter ended June 30, 2017 (Unaudited) REVENUES EXPENSES NET OPERATING INCOME PERCENT OF TOTAL NOI Texas 8,038$ 4,460$ 3,578$ 27% Florida 3,722 1,844 1,878 14% Georgia 2,877 1,360 1,517 11% Missouri 2,641 1,217 1,424 11% Mississippi 2,093 789 1,304 10% Alabama 1,942 940 1,002 7% South Carolina 1,598 929 669 5% Tennessee 963 432 531 4% Virginia 873 262 611 5% Indiana 840 540 300 2% Ohio 683 371 312 2% Other - non multi family 403 139 264 2% Total 26,673$ 13,283$ 13,390$ 100% See Reconciliation of Net (loss) income to Net Operating Income at page 15 Net Operating Income – Quarterly (Dollars in thousands) 12

Revenues Expenses Net Operating Income Texas 23,827$ 12,158$ 11,669$ Florida 15,652 7,197 8,455 Georgia 10,706 4,422 6,284 Tennessee 9,735 5,653 4,082 Alabama 6,966 3,199 3,767 South Carolina 6,613 2,973 3,640 Missouri 3,854 1,672 2,182 Indiana 3,152 1,588 1,564 Kansas 3,132 1,325 1,807 Mississippi 2,679 956 1,723 Ohio 2,440 1,088 1,352 Arkansas 783 435 348 Other - non multi family 1,406 596 810 Total 90,945$ 43,262$ 47,683$ See Reconciliation of GAAP Net (Loss) Income to Net Operating Income at page 15 Year ended September 30, 2016 Net Operating Income - Prior Fiscal Year (Dollars in thousands) 13

We define NOI as total property revenues less total property operating expenses. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. We use NOI to evaluate our performance because it measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. The following table reflects NOI together with a reconciliation of NOI to net income attributable to common stock holders as computed in accordance with GAAP for the periods presented: 14 Reconciliation of Net (Loss) Income to Net Operating Income (Dollars in thousands) Quarter Ended June 30, 2017 (Unaudited) Year Ended September 30, 2016 GAAP Net (loss) income attributable to common stockholders (3,402)$ 31,289$ Less: Other Income (188) (3,319) Add: Interest expense 7,180 23,878 Advisor's fees, related party - 693 Property acquisition costs - 3,852 General and administrative 2,309 8,536 Depreciation 7,561 23,180 Less: Gain on sale of real estate - (46,477) Gain on sale of partnership interest - (386) Add: Loss on extinguishment of debt - 4,547 Equity in loss of unconsolidated joint ventures 307 Provision for taxes 41 700 Disc ntin ed operations: Loss from discontinued operations - 2,788 Less: Gain on sale of partnership interest - (15,467) Net loss (income) attributable to non-controlling interests (418) 13,869 Net Operating Income 13,390$ 47,683$

Definitions Funds from Operations (FFO) FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses. Adjusted Funds from Operations (AFFO) AFFO, as defined by us, excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense and amortization of deferred mortgage costs. Management believes that excluding acquisition- related expenses from AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes. Total Debt Service Total Debt Service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments. 15